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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  JUNE 19, 2000



                         Commission file number 1-10841

                              GREYHOUND LINES, INC.
              and its Subsidiaries identified in Footnote (1) below
             (Exact name of registrant as specified in its charter)

            DELAWARE                                           86-0572343
(State or other jurisdiction of                             (I.R.S. employer
 incorporation or organization)                            identification no.)

                       15110 N. DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75248
               (Address of principal executive offices) (Zip code)

                                 (972) 789-7000
              (Registrant's telephone number, including area code)

                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)


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CO-REGISTRANTS

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

                                                                                    I.R.S. EMPLOYER    JURISDICTION
                                                              COMMISSION             IDENTIFICATION         OF
NAME                                                            FILE NO.                  NO.             INCORP.
                                                             ------------           ---------------    -------------

Atlantic Greyhound Lines of Virginia, Inc.                   333-27267-01              58-0869571        Virginia

GLI Holding Company                                          333-27267-04              75-2146309        Delaware

Greyhound de Mexico, S.A. de C.V.                            333-27267-05                 None           Republic of
                                                                                                         Mexico

Los Buenos Leasing Co., Inc.                                 333-27267-07              85-0434715        New Mexico

Sistema Internacional de Transporte de Autobuses, Inc.       333-27267-08              75-2548617        Delaware

Texas, New Mexico & Oklahoma Coaches, Inc.                   333-27267-10              75-0605295        Delaware
1313 13th Street
Lubbock, Texas 79408
(806) 763-5389

T.N.M. & O. Tours, Inc.                                      333-27267-11              75-1188694        Texas
(Same as Texas, New Mexico & Oklahoma Coaches, Inc.)

Vermont Transit Co., Inc.                                    333-27267-12              03-0164980        Vermont
106 Main Street
Burlington, Vermont 05401
(802) 862-9671



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                     GREYHOUND LINES, INC. AND SUBSIDIARIES


ITEM 5.      OTHER EVENTS

LEGAL PROCEEDINGS

On May 9, 2000, a lawsuit was filed by two holders of 8-1/2% Redeemable Preferred Stock alleging: (i) that Greyhound Lines, Inc. (the "Company"), in violation of federal securities laws, materially misrepresented facts, and omitted reference to material facts, with respect to the conversion rights of holders of the Redeemable Preferred Stock and (ii) that the Company was in breach of the rights of holders of Redeemable Preferred Stock as contained in the Company's Restated Certificate of Incorporation. The suit sought recovery from the Company of the conversion payments relating to the Redeemable Preferred Stock held by the plaintiffs, totaling $17.4 million, costs, attorneys' fees and interest. Laidlaw Inc., the Company's parent company, was also named as a defendant in the suit. Plaintiffs allege that Laidlaw tortiously interfered with the Company's obligations to the plaintiffs and sought injunctive relief, actual and punitive damages, costs, attorneys' fees and interest. The suit, Reliant Trading and Deutsche Bank AG, London Branch v. Greyhound Lines, Inc. and Laidlaw Inc., is pending in the United States District Court for the Eastern District of Wisconsin, Civil Action 00-C-0656. On May 31, 2000, another holder of Redeemable Preferred Stock, Silverado Arbitrage Trading Ltd., filed a motion with the Court seeking to intervene in the lawsuit. Silverado sought recovery of conversion payments totaling $4.9 million, costs, attorneys' fees and interest from the Company and sought injunctive relief, actual and punitive damages, costs, attorneys' fees and interest as to Laidlaw.

On June 8 and 15, 2000, the Company and Laidlaw reached separate confidential settlements with the plaintiffs and Silverado whereby they will receive payments from the Company of the conversion amounts for their Redeemable Preferred Stock, together with interest accruing from May 1, 2000, in weekly installments through August 30, 2000. Pending fulfillment of the Company's obligations under the settlements, the foregoing litigation has been stayed.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 19, 2000


                        GREYHOUND LINES, INC.

                        By:  /s/ Jeffrey W. Sanders
                           ----------------------------------------
                            Jeffrey W. Sanders
                            Senior Vice President and Chief Financial Officer

                        ATLANTIC GREYHOUND LINES OF
                        VIRGINIA, INC.

                        By:  /s/ Jeffrey W. Sanders
                           ----------------------------------------
                            Jeffrey W. Sanders
                            Senior Vice President and Chief Financial Officer

                        GLI HOLDING COMPANY

                        By:  /s/ Jeffrey W. Sanders
                           ----------------------------------------
                            Jeffrey W. Sanders
                            Senior Vice President and Chief Financial Officer

                        GREYHOUND de MEXICO S.A. de C.V.

                        By:  /s/ Cheryl W. Farmer
                           ----------------------------------------
                            Cheryl W. Farmer
                            Examiner

                        LOS BUENOS LEASING CO., INC.

                        By:  /s/ Jeffrey W. Sanders
                           ----------------------------------------
                            Jeffrey W. Sanders
                            Senior Vice President and Chief Financial Officer

                        SISTEMA INTERNACIONAL de TRANSPORTE
                        de AUTOBUSES, INC.

                        By:  /s/ Jeffrey W. Sanders
                           ----------------------------------------
                            Jeffrey W. Sanders
                            Senior Vice President and Chief Financial Officer

                        TEXAS, NEW MEXICO & OKLAHOMA
                        COACHES, INC.

                        By:  /s/ Jeffrey W. Sanders
                           ----------------------------------------
                            Jeffrey W. Sanders
                            Senior Vice President and Chief Financial Officer

                        T.N.M. & O. TOURS, INC.

                        By:  /s/ Jeffrey W. Sanders
                           ----------------------------------------
                            Jeffrey W. Sanders
                            Senior Vice President and Chief Financial Officer

                        VERMONT TRANSIT CO., INC.

                        By:  /s/ Jeffrey W. Sanders
                           ----------------------------------------
                            Jeffrey W. Sanders
                            Senior Vice President and Chief Financial Officer


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